Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

CarMax, Inc. and

CarMax Auto Funding LLC and

CarMax Business Services, LLC (together, the “Company”)

RBC Capital Markets, LLC

BofA Securities, Inc.

J.P. Morgan Securities LLC

Mizuho Securities USA LLC

Wells Fargo Securities, LLC

(together, the “Specified Parties”)

Re:    CarMax Auto Owner Trust 2021-3 – Data Files Procedures

We have performed the procedures described below on the specified attributes identified by the Company in (i) an electronic data file entitled “2021-3 Hypo Cut 1.15B.txt,” provided by the Company on June 1, 2021, containing information on 65,856 motor vehicle retail installment sale contracts (“Receivables”) as of the close of business on May 31, 2021 (the “Initial Data File”), which we were informed are intended to be included as collateral in the offering by CarMax Auto Owner Trust 2021-3, and (ii) an electronic data file entitled “Obligor Name File 21-3.xlsx,” provided by the Company on June 3, 2021, containing the obligor’s first and last name for each of the Sample Receivables (defined below) as of May 31, 2021 (the “Obligor Name File,” and together with the Initial Data File, the “Data Files”). The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes identified by the Company in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.01%, respectively.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

•

The term “Title Document” means Certificate of Title, Application for Title, Receipt of Title, Power of Attorney documentation for Title, Notice of Lien Filing, Notice of Lien Application, Notice of Security Interest or Lien Filing, Lien Filing Receipt, Notice of Security Interest Filing, Lien Release, Title Lien Statement, Tax/Fee Receipt, Termination Statement, Registration Receipt, Lien Entry Form, Title and Registration Manual Application, Title Extension, Title Reassignment, Lien Not Recorded Demand Letter Request, Lien Holders Release Form, Application for Certificate of Ownership, Notice of Lien Perfection, or, for the states of Arizona, California, Colorado, Florida, Georgia, Idaho, Iowa, Louisiana, Massachusetts, Maryland, Nebraska, Nevada, New York, North Carolina, Pennsylvania, South Carolina, Texas, Virginia, and Wisconsin, electronic title records accessed utilizing an electronic title system through the Company’s account with its vendor, a web-based title search company, as instructed by the Company.

•

The term “Receivable Files” refers to any file containing documents and/or electronic records (e.g., scanned images) related to a Receivable provided by the Company, including but not limited to the following: (i) signed Retail Installment Contract, (ii) Title Document, (iii) Credit Application, and (iv) agreement signed by the obligor(s) acknowledging his/her/their requirement to provide insurance. We make no representation regarding the validity, enforceability, or authenticity of these documents by the borrower(s) or the validity of the borrower(s) signature(s).

A.

We were instructed by the Company to perform the procedures described below on the Receivables in the Data Files. We randomly selected a sample of 125 Receivables from the Initial Data File (the “Sample Receivables”). A listing of the Sample Receivables was provided to the Company. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Initial Data File.

B.

For each Sample Receivable, we compared or recomputed the specified attributes listed below to or using the corresponding information contained in the Receivable File, utilizing instructions provided by the Company (as applicable). The Specified Parties indicated that the absence of any of the Receivable File documents, or the inability to agree the indicated information from the Data Files to the Receivable File for each of the attributes, constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions

Obligor’s Name	Retail Installment Contract

Obligor’s State	Retail Installment Contract. In the event the obligor’s address changed after the inception of the Sample Receivable, compare to a servicing system screen print documenting the address change.

Original Principal Amount	Retail Installment Contract

Monthly Payment Amount	Retail Installment Contract

Original Term to Maturity	Retail Installment Contract. In the event the Company granted an extension to the obligor and the Original Term to Maturity increased as a result, compare to a servicing system screen print documenting such extension was granted.

Origination Date	Retail Installment Contract

Attribute	Receivable File/Instructions

First Payment Date	Retail Installment Contract. In the event the First Payment Date changed after the inception of the Sample Receivable, compare to a servicing system screen print documenting such due date change was granted.

Contract Annual Percentage Rate	Retail Installment Contract

Vehicle Make	Retail Installment Contract

Vehicle Model	Retail Installment Contract

Vehicle Model Year	Retail Installment Contract

Vehicle Identification Number	Retail Installment Contract

New or Used	Retail Installment Contract

Lienholder	Title Document. Consider variations due to spelling, abbreviation or truncation of the full legal name to be acceptable, to the extent such variation refers to “CarMax.”

Sales Price of Vehicle	Retail Installment Contract

Existence of a Co-Obligor	Retail Installment Contract

Obligor Payment-to-Income Ratio	Recompute the Obligor Payment-to-Income Ratio by dividing the Monthly Payment Amount stated in the Retail Installment Contract by the sum of the Obligor’s monthly income, the co-obligor’s monthly income, and additional income (excluding temporary income with codes “UUI,” “UNI,” or “STD” for Sample Receivables with an application date between June 16, 2020 and December 8, 2020), as applicable, stated in the Credit Application, and round the result to the 4th decimal place.

We found such information to be in agreement except as listed in Exhibit A.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information indicated in the Data Files, Receivable Files, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information or instructions provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Receivable Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

July 7, 2021

Exhibit A

Exception List

Sample Receivable Number	Receivable Number*	Attribute	Per Data Files	Per Receivable File
63	20213063	Lienholder	Carmax Business Services, LLC	(Title Not Available)

(*)	The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data Files. The Receivable Number referred to in this Exhibit is not the Customer Loan Number.